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Exhibit 4.1

COMMON STOCK		COMMON STOCK
BE
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	BRIDGEPOINT EDUCATION, INC.	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 10807M 10 5

This Certifies that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

BRIDGEPOINT EDUCATION, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

/s/ DIANE P. THOMPSON	[BRIDGEPOINT EDUCATION SEAL]	/s/ ANDREW CLARK
SECRETARY		CHIEF EXECUTIVE OFFICER

WELLS FARGO BANK, N.A.
	BY:	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720
711 ARMSTRONG LANE	PROOF OF: MARCH 23, 2009
COLUMBIA, TENNESSEE 38401	BRIDGEPOINT EDUCATION, INC.
(931) 388-3003	TSB 32146 FC

SALES: E. BUCKLEY 951-340-1950	OPERATOR: AP

7 / LIVE JOBS / B / 32146 BRIDGEPOINT FC	R1

COLORS SELECTED FOR PRINTING: Logo prints in PMS 2945 BLUE and black. Intaglio prints in SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product.

However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:          OK AS IS          OK WITH CHANGES          MAKE CHANGES AND SEND ANOTHER PROOF

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right			under Uniform Gifts to Minors
		of survivorship and not as			Act
		tenants in common			(State)
			UNIF TRF MIN ACT	—	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

        For value received,                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

                                                                                                                                                              Shares of the Common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                                                                          Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720
711 ARMSTRONG LANE	PROOF OF: MARCH 20, 2009
COLUMBIA, TENNESSEE 38401	BRIDGEPOINT EDUCATION, INC.
(931) 388-3003	TSB 32146 BK

SALES: E. BUCKLEY 951-340-1950	OPERATOR: AP

7 / LIVE JOBS / B / 32146 BRIDGEPOINT BK	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:          OK AS IS          OK WITH CHANGES          MAKE CHANGES AND SEND ANOTHER PROOF

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  Exhibit 4.1